UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): April 27, 2004


                            O'REILLY AUTOMOTIVE, INC.


             (Exact Name of Registrant as Specified in Its Charter)


         Missouri                                      44-0618012
--------------------------------------------------------------------------------
(State or Other Jurisdiction                  (IRS Employer Identification No.)
     of Incorporation)

                                233 S. Patterson
                           Springfield, Missouri 65802
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


                                  417-862-6708
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                (Not Applicable)
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


ITEM 9. REGULATION FD DISCLOSURE

     The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 29, 2004
                                     O'REILLY AUTOMOTIVE, INC.

                                     By:/s/ James R. Batten
                                     -------------------------------------------
                                     James R. Batten
                                     Executive Vice President of Finance
                                      Chief Financial Officer and Treasurer
                                      (principal financial officer)

                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------------------------------------------------------------

 99.1          Press Release dated April 27, 2004

                   O'REILLY AUTOMOTIVE, INC. AND SUBSIDIARIES
                                  Exhibit 99.1




 FOR IMMEDIATE RELEASE

For further information contact:                             David O'Reilly
                                                             James R. Batten
                                                             (417) 862-3333
________________________________________________________________________________

    O'REILLY AUTOMOTIVE, INC. REPORTS RECORD FIRST QUARTER SALES AND EARNINGS
                12.4% INCREASE IN COMPARABLE STORE PRODUCT SALES
                         32.4% EARNINGS PER SHARE GROWTH
________________________________________________________________________________

Springfield, MO, April 27, 2004 -- O'Reilly Automotive, Inc. ("O'Reilly" or "the Company") (Nasdaq: ORLY) today announced record revenues and earnings for the first quarter of 2004, representing 42 quarters of record revenues and earnings for O'Reilly since becoming a public company in April 1993.

Net income for the first quarter ended March 31, 2004, totaled $27.1 million, up 37.5% from $19.7 million for the same period in 2003. Diluted earnings per common share for the first quarter of 2004 increased 32.4% to $0.49 on 55.4 million shares compared to $0.37 for the first quarter of 2003 on 53.8 million shares. Product sales for the three months ended March 31, 2004, totaled $403.3 million, up 18.8% from $339.5 million for the same period a year ago. Gross profit for the first quarter of 2004 increased to $169.3 million (or 42.0% of product sales) from $140.9 million (or 41.5% of product sales) for the first quarter of 2003, representing an increase of 20.1%. Operating, Selling, General and Administrative ("OSG&A") expenses increased to $125.6 million (or 31.1% of product sales) for the first quarter of 2004 from $107.6 million (or 31.7% of product sales) for the first quarter of 2003, representing an increase of 16.7%.

Comparable store product sales for stores open at least one year increased 12.4% and 6.2% for the first quarter of 2004 and 2003, respectively.

"This was an outstanding quarter for our team," said David O'Reilly, co-chairman and chief executive officer. "We entered the quarter with great momentum and delivered record results highlighted by the industry-leading 12.4% increase in comparable store product sales and strong earnings performance. We added 23 new stores and reduced debt by $20.0 million. We are pleased with these results and remain enthusiastic about the opportunities that lie ahead in 2004."

The Company will host a conference call Wednesday, April 28, 2004, at 10:00 a.m. central time to discuss its results, as well as future expectations. The call will be available by web cast at www.oreillyauto.com, www.vcall.com or www.streetevents.com. Investors may listen to the conference call live on the Company's web site, www.oreillyauto.com, by clicking "News". A replay will also be available on the web site shortly after the call.

O'Reilly Automotive, Inc. is one of the largest specialty retailers of automotive aftermarket parts, tools, supplies, equipment and accessories in the United States, serving both the do-it-yourself and professional installer markets. Founded in 1957 by the O'Reilly family, the Company operated 1,132 stores within the states of Alabama, Arkansas, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Mississippi, Missouri, Nebraska, North Carolina, Oklahoma, Tennessee, Texas and Virginia as of March 31, 2004.

The Company claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements discuss, among other things, expected growth, store development and expansion strategy, business strategies, future revenues and future performance. These forward-looking statements are based on estimates, projections, beliefs and assumptions and are not guarantees of future events and results. Such statements are subject to risks, uncertainties and assumptions, including, but not limited to, competition, product demand, the market for auto parts, the economy in general, inflation, consumer debt levels, governmental approvals, our ability to hire and retain qualified employees, risks associated with the integration of acquired businesses, weather, terrorist activities, war and the threat of war. Actual results may materially differ from anticipated results described in these forward-looking statements. Please refer to the Risk Factors sections of the Company's Form 10-K for the year ended December 31, 2003, for more details.

                   O'REILLY AUTOMOTIVE, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                 March 31,        December 31,
                                                   2004              2003
                                              --------------    --------------
                                               (Unaudited)          (Note)
                                                          In thousands
Assets
Current assets:
 Cash                                           $     45,337      $     21,094
 Accounts receivable, net                             58,068            52,235
 Amounts receivable from vendors                      47,673            50,695
 Inventory                                           561,914           554,309
 Deferred income taxes                                   427             4,753
 Other current assets                                  9,219             4,399
                                              --------------    --------------
  Total current assets                               722,638           687,485

Property and equipment, at cost                      663,294           626,142
Accumulated depreciation and amortization            185,550           177,084
                                              --------------    --------------
  Net property and equipment                         477,744           449,058

Notes receivable                                      23,377            24,313
Other assets                                          29,218            26,736
                                              --------------    --------------
Total assets                                    $  1,252,977      $  1,187,592
                                              ==============    ==============

Liabilities and shareholders' equity
Current liabilities:
 Income taxes payable                           $     14,214      $      6,872
 Accounts payable                                    216,536           176,513
 Accrued payroll                                      16,883            17,307
 Accrued benefits and withholdings                    31,343            27,368
 Other current liabilities                            17,833            16,883
 Current portion of long-term debt                       833               925
                                              --------------    --------------
  Total current liabilities                          297,642           245,868

Long-term debt, less current portion                 100,823           120,977
Deferred income taxes                                 32,578            29,448
Other liabilities                                      7,129             7,014

Shareholders' equity:
 Common stock, $0.01 par value:
  Authorized shares - 90,000,000
  Issued and outstanding shares -
    54,784,667 at March 31, 2004,
    and 54,664,976 at December 31, 2003                  548               547
  Additional paid-in capital                         306,084           302,691
  Retained earnings                                  508,173           481,047
                                              --------------    --------------
Total shareholders' equity                           814,805           784,285
                                              --------------    --------------
Total liabilities and shareholders' equity      $  1,252,977      $  1,187,592
                                              ==============    ==============


Note: The balance sheet at December 31, 2003, has been derived from the audited financial statements at that date, but does not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements.

                   O'REILLY AUTOMOTIVE, INC. AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (Unaudited)

                                                          Three Months Ended
                                                               March 31,
                                                       -----------------------
                                                          2004          2003
                                                       ----------   ----------
                                                        (Numbers in thousands,
                                                        except per share data)

Product sales                                           $ 403,294    $ 339,475

Cost of goods sold, including warehouse
 and distribution expenses                                233,956      198,529
                                                       ----------   ----------
Gross profit                                              169,338      140,946

Operating, selling, general and
 administrative expenses                                  125,566      107,605
                                                       ----------   ----------
Operating income                                           43,772       33,341
Other expense, net                                           (446)      (1,763)
                                                       ----------   ----------
Income before income taxes                                 43,326       31,578

Provision for income taxes                                 16,200       11,850
                                                       ----------   ----------
Net income                                             $   27,126   $   19,728
                                                       ==========   ==========
Net income per common share                            $     0.50   $     0.37
                                                       ==========   ==========
Net income per common share - assuming dilution        $     0.49   $     0.37
                                                       ==========   ==========
Weighted average common shares outstanding                 54,694       53,402
                                                       ==========   ==========
Adjusted weighted average common shares
 outstanding - assuming dilution                           55,381       53,753
                                                       ==========   ==========

                   O'REILLY AUTOMOTIVE, INC. AND SUBSIDIARIES
                         SELECTED FINANCIAL INFORMATION
                                   (Unaudited)

                                                   March 31,
                                            --------------------
                                               2004        2003
                                            --------    --------
Inventory turnover (1)                          1.7         1.6
Inventory turnover, net of payables (2)         2.5         2.0

AP to Inventory (3)                            38.5%       22.4%
Debt-to-capital (4)                            11.1%       18.8%
Return on equity (5)                           14.5%       13.6%
Return on assets (6)                            9.4%        8.9%

Square footage (in thousands)                 7,510       6,619

Store count:
 New stores, net (three months ended)            23          30
 Total stores                                 1,132       1,011

Total employment                             16,540      14,563


                                                       Three Months Ended
                                                            March 31,
                                                    ----------------------
                                                       2004         2003
                                                    ---------    ---------
Other Information (in thousands):
 Capital Expenditures                               $  40,078    $  32,189
 Depreciation & Amortization                        $  10,894    $  10,381
 Interest Expense                                   $     895    $   2,287
 Lease & Rental Expense                             $   8,833    $   8,367

Sales per weighted-average square foot (7)          $   53.44    $   50.36

Sales per weighted-average
 store (in thousands) (8)                           $     354    $     329



(1) Calculated as cost of sales for the last 12 months divided by average inventory. Average inventory is calculated as the simple average of beginning and ending inventory for the same period used in determining the numerator.

(2) Calculated as cost of sales divided by average inventory less accounts payable. Average inventory is calculated as the simple average of beginning and ending inventory for the same period used in determining the numerator.

(3)  Accounts payable divided by inventory.

(4) The sum of long-term debt and current portion of long-term debt, divided by the sum of long-term debt, current portion of long-term debt and total shareholders' equity.

(5) Last 12 months net income divided by average shareholders' equity. Average shareholders' equity is calculated by taking a simple average of the beginning and ending shareholders' equity for the same period used in determining the numerator.

(6) Last 12 months net income divided by average total assets. Average total assets is calculated by taking a simple average of the beginning and ending total assets for the same period used in determining the numerator.

(7) Total sales less jobber sales, divided by weighted-average square feet. Weighted-average sales per square foot is weighted to consider the approximate dates of store openings or expansions.

(8)  Total  sales  less  jobber  sales,  divided  by  weighted-average   stores.
     Weighted-average sales per store is weighted to consider the approximate dates of store openings or expansions.

                   O'REILLY AUTOMOTIVE, INC. AND SUBSIDIARIES
             RECONCILIATION OF FREE CASH FLOW TO OPERATING CASH FLOW
                                   (Unaudited)

                                                    Three Months Ended
                                                        March 31,
                                                ----------------------
                                                   2004         2003
                                                ---------    ---------
                                                      (In thousands)
Net cash provided by operating activities       $  82,011    $  57,344

Capital expenditures                               40,078       32,189
                                                ---------    ---------
Free cash flow (1)(2)                           $  41,933    $  25,155
                                                =========    =========

(1) Free cash flow is calculated as net cash provided by operating activities less capital expenditures.

(2) The Company believes that presenting free cash flow provides investors a metric to evaluate the Company's ability to fund its planned growth.
